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                                 EXHIBIT 99.1


Press Release
August 16, 1999

      InfoSpace.com to Acquire INEX to Expand Commerce Services Offering
                 Merchants The Ability to Build Online Stores

     InfoSpace.com's affiliates will be able to offer e-tailers and local merchants the ability to instantly create, publish, promote and manage secure online stores


REDMOND, Wash.--August 16, 1999--InfoSpace.com (NASDAQ:INSP), a leading Internet infrastructure company, today announced it has signed a definitive agreement to acquire Toronto-based INEX Corporation, a provider of Internet commerce applications that deliver a complete, affordable, and easy-to-use solution for merchants to build, manage and promote online storefronts.

The acquisition of INEX is part of InfoSpace.com's overall strategy to enable e-commerce on the Internet by offering a wide range of private label commerce services to affiliates that bring buyers and sellers together in many ways. The first commerce service, ActiveShopper, was recently launched on more than 700 Web sites. ActiveShopper is an integrated private label shopping service that offers users the ability to search, research and buy a product online and obtain special product promotions. The acquisition will enable InfoSpace.com to offer its affiliates the online storefront building tools they need to attract and host e-tailers and local merchants on their site.

Under the terms of the acquisition, which will be accounted for as a pooling of interests, the Company will exchange 900,000 shares of common stock for all of INEX's outstanding shares, warrants and options. The historical operations of INEX are material to the Company's results of operations, therefore, prior period financial statements will be restated for this acquisition. The acquisition is expected to be completed in September, and is subject to customary conditions, including the receipt of regulatory approval and INEX shareholder approval.

"We are seeing rapid growth in the online commerce area and we've had tremendous demand among businesses of all sizes to establish online stores and obtain distribution through our affiliate network," said Naveen Jain, chairman and CEO, InfoSpace.com. "InfoSpace.com currently provides commerce opportunities including distribution, promotion and customer acquisition for thousands of today's leading merchants. Now, we will be able to offer affiliates a way to attract e-tailers and local businesses to build, manage and promote online storefronts on their sites. In turn, we will integrate these online stores with our other services such as ActiveShopper, white pages, yellow pages and classifieds, giving our affiliates and local merchants the ability to be every place a buyer and seller can meet on the Web."
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With the addition of INEX, InfoSpace.com will re-launch INEX ezStore, a browser-
based storefront building solution, as InfoSpace.com StoreBuilder, offering merchants a complete setup, design, hosting and promotional service. InfoSpace.com StoreBuilder is designed to enable non-technical users to instantly create, publish and manage high-quality online stores. The product is also designed to allow advanced Web designers to design highly customized, scalable sites.

The Company will continue to offer and support INEX's suite of Internet commerce applications as stand-alone offerings to hosting service providers and also as a part of InfoSpace.com's full range of offerings. Merchants from any of INEX's service providers will be able to build stores online and take advantage of InfoSpace.com's comprehensive commerce and promotional services. In addition to the launch of StoreBuilder, the acquisition incorporates INEX's ezPage application, which enables local and national merchants to build a home page describing their business and link it to a yellow page online storefront.

"INEX's suite of commerce applications provides a simple and cost-efficient way for merchants to get their products online, process orders, conduct payment processing, and promote their products," said Alex Barrotti, founder and CEO, INEX Corporation. "Integrating our products into InfoSpace.com's commerce services will provide online merchants access to a vast distribution network, resulting in a compelling and comprehensive e-commerce offering."

InfoSpace.com's affiliate network has an unduplicated reach of over 85% of all Internet users. InfoSpace.com reaches the largest audience of any single Web site and is well positioned to deliver merchants a powerful platform for distributing and merchandising their goods and acquiring customers.

InfoSpace.com plans to consolidate operations in their Redmond, Wash. headquarters but plans to maintain a full sales office to support current INEX customers.

For more in-depth information on this new product, visit http://www.infospace.com/storebuilder.

About INEX Corporation
Headquartered in Toronto, Canada, INEX provides a full suite of affordable and easy-to-use Internet Commerce solutions that enable small and medium businesses to create and manage online storefronts. INEX ezStore is a browser-based solution that allows merchants to set up and manage all aspects of their online business using any Web browser with minimal hosting provider support. INEX applications interoperate with a host of industry standards and environments, allowing merchants to maximize their investment in existing business systems and processes. In April 1998, Compaq Computer Corporation (NYSE: CPQ) announced a minority equity investment in INEX, to help bring affordable electronic commerce solutions to the small and medium business marketplace. For more information on INEX, visit the company's Web site http://www.inex.com or call 1-888-487-INEX.

About InfoSpace.com, Inc.
InfoSpace.com is a leading Internet infrastructure company. InfoSpace.com provides private label solutions for content, community and commerce to Web sites and Internet appliances. InfoSpace.com's affiliate network consists of more than 1,800 Web sites. The Company's
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affiliates include AOL, Netscape, Microsoft, Lycos, go2net Inc.'s MetaCrawler,
Dow Jones (The Wall Street Journal Interactive Edition), and ABC LocalNet. In addition, InfoSpace.com has agreements with a number of providers of Internet access devices including PCs by Acer America and The Pixel Company (for Packard Bell NEC), cellular phones by AT&T Wireless and UnWired Planet, pagers by WolfeTech (for Motorola), screen phones by InfoGear, Mitel, Mitsui and Lucent, television set-top boxes by American Interactive Media, @Home, Lucent, On Command, Planetweb and Source Media, online kiosks by King kiosk platform and Lexitech kiosk platform, and personal digital assistants by AT&T Wireless, InfoGear and Unwired Planet.

This release contains forward-looking statements relating to the planned acquisition of INEX, the development of the Company's products and services, the integration of the Company's products and services with those of INEX and future operating results. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "intend," "anticipate," variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect the Company's actual results include seasonality, the rate of adoption by advertisers of the Internet as an advertising medium, the ability of the Company to successfully integrate its products and services with those of INEX, market acceptance of these products and services and competition. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in the Company's Annual Report on Form 10-K, in the section entitled "Factors Affecting InfoSpace.com's Operating Results, Business Prospects And Market Price Of Stock." Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.